PROMISSORY NOTE

$1,000,000.00                                                   August 20, 1999

FOR VALUE RECEIVED, Allstate Financial Corporation, a Virginia corporation ("Maker"), does hereby promise to pay to the order of Value Partners, Ltd. ("Payee"), at its office at 4514 Cole Avenue, Suite 808, Dallas, Texas 75205, or at such other place as the holder hereof may from time to time designate in writing, in lawful money of the United States of America, the principal sum of ONE MILLION DOLLARS and NO/100 ($1,000,000.00), or so much thereof as may be advanced, with interest thereon as follows:

     1. Certain Definitions. For the purposes hereof, the terms set forth below shall have the following meanings:

          (a) "Applicable Law" shall mean (i) the laws of the United States of America applicable to contracts made or performed in the State of Virginia, now or at any time hereafter prescribing maximum rates of interest or eliminating maximum rates of interest on loans and extensions of credit;
     (ii) laws of the state of Virginia, including, without limitation, those applicable to transactions in the State of Virginia and any items prescribing or eliminating maximum rate of interest on loans and extensions of credit; and (iii) any other laws at any time applicable to contracts made or performed in the State of Virginia, including those which permit a higher interest rate ceiling hereunder.

          (b) "Base Rate" shall mean ten percent (10%) per annum.

          (c) "Final Maturity Date" shall mean March 31, 2000 or such earlier date as a result of acceleration as permitted by the terms hereof or in any of the Loan Documents.

          (d) "Highest Lawful Rate" shall mean at the particular time in question the lesser of eighteen percent (18%) or the maximum non-usurious rate of interest which, under Applicable Law, Payee is then permitted to charge Maker on this note. If the maximum rate of interest which, under Applicable Law, Payee is permitted to charge Maker on this note shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective date of each change in the Highest Lawful Rate without notice to Maker.

          (e) "Loan Agreement" shall mean that certain Loan Agreement dated of even date herewith, executed by and between Maker and Payee, the terms of which are incorporated herein by reference and which shall govern this note.

          (f) "Loan Documents" shall mean the Loan Agreement, this note, that certain Notice and Certification of No Oral Agreements of even date hereof and all documents related or arising out of the Loan Agreement.

          (g) "Non Borrowing Base Assets" shall mean those assets of Borrower and Affiliates (as defined in the Loan Agreement) against which no Revolving Advances, Equipment Value Advances, or Inventory Advances (as those terms are defined in the Senior Loan Agreement, as that term is defined in the Loan Agreement) have been made or are outstanding under the Senior Loan Agreement.

          (h)   "Receipts"   shall  mean   twenty-five   percent  (25%)  of  all
     collections, payments, receipts, disbursements or proceeds of any kind or nature from Non Borrowing Base Assets.

     2. Calculation and Payment of Principal and Interest.

          (a) Simple interest on the unpaid principal balance hereof from time to time outstanding shall be computed at a rate equal to the lesser of (i) the Base Rate and (ii) the Highest Lawful Rate.

          (b) Accrued and unpaid interest, computed as set forth above, shall be due and payable on September 30, 1999 and December 31, 1999.

          (c) Receipts for each month, commencing with the month of August 1999, shall be due and payable on the fifth day of the following month to be applied to unpaid principal.

          (d) Unpaid principal and accrued and unpaid interest, computed as set forth above, shall be due and payable in one installment on the Final Maturity Date, together with all other sums payable under the Loan Documents.

          (e) Interest on this note shall be calculated as if each year consisted of three hundred sixty (360) days, but to the extent such computation of interest might cause the rate of interest which this note bears to exceed the Highest Lawful Rate, such interest shall be computed on the basis of three hundred sixty-five (365) day or three hundred sixty-six
     (366) day years, as the case may be.

          (f) Following the maturity of this note, whether by acceleration or otherwise, the unpaid principal balance of this note shall bear interest at a rate of interest equal to the Highest Lawful Rate.

          (g) If the date for any payment or prepayment hereunder falls on a day which is a Saturday, Sunday or other legal holiday in the state of Virginia, then for all purposes of this note, the same shall be deemed to have fallen on the next following day, and such extension of time shall in such case be included in the calculation of interest.

          (h) Provided no Event of Default has occurred and is continuing, all payments received by Payee (other than Receipts) shall be applied, to the extent thereof, first, to accrued, unpaid interest upon this note, second, to principal, and third, to any other outstanding portion of the indebtedness. Upon and during the continuation of an Event of Default, all payments (including Receipts) received by Payee shall be applied, to the extent thereof, to the indebtedness in the order and manner which Payee shall deem appropriate, any instructions from Maker to the contrary notwithstanding.

     3. Negotiability; Offsets, Defenses or Counterclaims. This note is freely negotiable. The Maker knows of no defenses, setoffs or counterclaims existing as of the date hereof which could be asserted or brought by the Maker or any other party in any suit or action for the collection of any sum due hereunder.

     4. Prepayment. Maker shall have the right to prepay the unpaid principal balance of, and accrued interest upon, this note in whole at any time, or in part from time to time, without permission or penalty.

     5. Waiver. Maker and all sureties, endorsers, accommodation parties, guarantors and other parties now or hereafter liable for the payment of this note, in whole or in part, hereby severally (i) waive demand, notice of demand, presentment for payment, notice of nonpayment, notice of default, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor and all other notices, and further waive diligence in collecting this note, in taking action to collect this note, in bringing suit to collect this note, or in enforcing this note or any of the security for this note; (ii) agree to any substitution, subordination, exchange or release of any security for this note or the release of any party primarily or secondarily liable for the payment of this note; (iii) agree that Payee shall not be required to first institute suit or exhaust its remedies hereon against Maker or others liable or to become liable for the payment of this note or to enforce its rights against any security for the payment of this note; and (iv) consent to any extension of time for the payment of this note, or any installment hereof, made by agreement by Payee with any person now or hereafter liable for the payment of this note, even if Maker is not a party to such agreement.

     6. Events of Default

          (a) An "Event of Default" shall mean the occurrence or existence of any of one or more of the following events (unless waived by the Payee), whether such occurrence is voluntary or involuntary or comes about or is effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental authority:

               (i) If Maker shall fail to pay any installment of principal and/or interest under this note as and when same becomes due and payable in accordance with the terms hereof or any other obligation of Maker to Payee involving the payment of money, or if Maker shall default in any other obligation under this note, and/or the Loan Agreement which can be cured by the payment of money;

               (ii) If Maker shall default in the observance or performance of any of the terms, covenants, agreements, or conditions, not involving the payment of money, set forth herein or in any other of the Loan Documents;

               (iii)  The   occurrence  of  a  default  under  any  document  or
          instrument evidencing, securing or pertaining to the indebtedness evidenced hereby including, without limitation, the Loan Agreement;

               (iv) If any representation, warranty or other statement of fact, in the Loan Documents or in any writing, certificate, report or statement at any time furnished by Maker or any other party obligated in relation hereto to the Payee pursuant to or in connection thereto shall be false or misleading in any material respect;

               (v) The liquidation, termination or dissolution of the Maker or any other parties obligated hereunder;

               (vi) The bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any property of Maker or any other parties obligated hereunder;

               (vii) Default in the payment of any other indebtedness due to the holder hereof or default in the performance of any other obligation to the holder hereof by Maker of this note;

               (ix) If any creditor of the Maker for any reason whatsoever hereafter shall accelerate payment in whole or in part of any outstanding material obligation owed to it by the Maker under any agreement or arrangement due to a default or an event of default by the Maker, or if any judgment against the Maker or any execution against any property of the Maker or any amount remains unpaid, unstayed or undismissed for a period in excess of ten (10) days; or

               (x) If the Maker shall cease to exist.

          (b) It is understood and agreed that time is of the essence of the note. If an Event of Default exists, then all principal amounts under the note at the time outstanding shall immediately become due and payable, together with interest accrued thereon, without presentment, demand, grace, protest or notice of any kind, including notice of intent to accelerate the payment of the unpaid balance of the note or in any other Loan Documents, of notice of acceleration, all of which are hereby waived by the Maker. Any holder of the note and of rights under the Loan Documents may also proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in such Loan Documents, or in aid of the exercise of any power granted in such Loan Documents, or may proceed to enforce the payment of such Loan Documents or to enforce any other legal or equitable right of the holder of such Loan Documents. The failure to exercise the foregoing option upon the happening of one or more Events of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time, and no such failure shall nullify any prior exercise of any such option without the express written consent of Payee.

     7. Loan Agreement. This note is governed by the terms of that certain Loan Agreement executed on even date hereof, the terms of which are by this reference incorporated herein.

     8. Default Interest; Late Charge. If the entire unpaid principal balance and accrued but unpaid interest is not paid on or before the earlier to occur of the Final Maturity Date or any acceleration of payment permitted hereby, all unpaid amounts of this note, including principal and interest, shall thereafter bear interest at the Highest Lawful Rate.

     9. Compliance with Law. All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the Final Maturity Date or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Payee exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to Payee in excess of the maximum amount permissible under Applicable Law, the interest payable to Payee shall be reduced to the maximum amount permissible under Applicable Law; and if from any circumstance Payee shall ever receive anything of value deemed interest by Applicable Law in excess of the maximum amount permissible under Applicable Law, an amount equal to the excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive amount of interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to Maker. All interest paid or agreed to be paid to Payee shall, to the extent permitted by Applicable Law, be amortized, prorated, allocated, and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under Applicable Law. Payee expressly disavows any intent to contract for, charge or receive interest in an amount which exceeds the maximum amount permissible under Applicable Law. This paragraph shall control all agreements between Maker and Payee.

     10. Attorneys' Fees and Costs. If an event of default shall occur, and in the event that thereafter this note is placed in the hands of an attorney for collection, or in the event this note is collected in whole or in part through legal proceedings of any nature, then and in any such case Maker promises to pay, and there shall be added to the unpaid principal balance hereof, all reasonable costs of collection, including but not limited to reasonable attorneys' fees incurred by the holder hereof, on account of such collection, whether or not suit is filed.

     11. Consents, Waivers and Modifications. No term, covenant, agreement or condition of the note may be amended, supplemented or modified, or compliance therewith waived (either generally or in a particular instance and either retroactively or prospectively), except pursuant to a written instrument signed by the Maker and the holder. No course of dealing between the Maker and the holder of the note or any delay or failure on the part of the holder of the note in exercising any rights hereunder shall operate as a waiver of any rights of such holder.

     12. Cumulative Rights. No delay on the part of the holder of this note in the exercise of any power or right under this note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. Enforcement by the holder of this note of any security for the payment hereof shall not constitute any election by it of remedies so as to preclude the exercise of any other remedy available to it.

     13. Headings. The paragraph headings used in this note are for convenience of reference only, and shall not affect the meaning or interpretation of this note.

     14. Notices and Demands. Any notice or demand to be given or to be served upon Maker in connection with this note must be in writing and shall be given by certified or registered mail, properly addressed, with postage prepaid, addressed to Maker as follows:

         Allstate Financial Corporation
         2700 South Quincy Street, Suite 540
         Arlington, Virginia  22206
         Attn:  President

or at such other address as Maker may designate from time to time by written notice given to the holder hereof. Any notice or demand will be deemed given when notice or demand is deposited in an authorized depository under the care and custody of the United States Postal Service.

     15.  GOVERNING  LAW.  THIS  NOTE  SHALL BE  GOVERNED  BY AND  CONSTRUED  IN
ACCORDANCE WITH THE APPLICABLE LAW. COURTS WITHIN THE STATE OF VIRGINIA SHALL HAVE JURISDICTION OVER ANY AND ALL DISPUTES BETWEEN MAKER AND PAYEE, WHETHER AT LAW OR IN EQUITY.

     16. ENTIRE AGREEMENT. THE TERMS OF THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, ARE INTENDED BY THE PARTIES HERETO AS A FINAL EXPRESSION OF THEIR AGREEMENT WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONSTRUED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS INSTRUMENT. THIS NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, CONSTITUTES THE COMPLETE AND EXCLUSIVE STATEMENT OF ITS TERMS, AND NO EXTRINSIC EVIDENCE WHATSOEVER MAY BE INTRODUCED IN ANY PROCEEDINGS, IF ANY (JUDICIAL OR OTHERWISE), INVOLVING THIS NOTE, EXCEPT FOR EVIDENCE OF A WRITTEN MODIFICATION ENTERED INTO SUBSEQUENT TO THE DATE OF THIS NOTE.

     17. Successors and Assigns. The term "Payee" shall include all of Payee's successors and assigns to whom the benefits of this Note shall inure.

     18. SECURITIES LAWS. THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THIS NOTE THEREFORE MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR OTHERWISE DISTRIBUTED FOR VALUE IN THE ABSENCE OF (i) AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE MAKER THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR OTHER DISTRIBUTION IS EXEMPT FROM (OR NOT OTHERWISE SUBJECT TO) THE REGISTRATION (OR QUALIFICATION) AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT OR LAWS, OR (ii) SUCH REGISTRATION OR QUALIFICATION.

                                        MAKER:

                                        ALLSTATE FINANCIAL CORPORATION,
                                        A VIRGINIA CORPORATION

                                        By:/S/ Charles Johnson
                                           ----------------------------
                                        Its:   Chief Executive Officer